EXHIBIT 10.3

Lock-Up Agreement

March 24, 2026

A.G.P./Alliance Global Partners

590 Madison Avenue, 28th Floor

New York, New York 10022

Ladies and Gentlemen:

This lock-up agreement (this “Lock-Up Agreement”) is being delivered to you in connection with the Securities Purchase Agreement (the “Purchase Agreement”), dated as of March 24, 2026, by and among Paranovus Entertainment Technology Ltd., a company incorporated in the Cayman Islands (the “Company”) and the investors party thereto (collectively, the “Purchasers”), with respect to the Company’s offering (the “Offering”) of  Class A ordinary shares (the “Shares”) of the Company, par value US$0.000001 per share (the “Ordinary Shares” or the “Securities”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

To induce the Purchasers to enter into the Purchase Agreement, the undersigned hereby agrees that, without the prior written consent of the Financial Advisor, the undersigned will not, and will cause all affiliates (as defined in Rule 144 promulgated under the Securities Act) of the undersigned not to, during the period commencing on the Closing Date and ending 30 days after the Closing Date (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, encumber, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Securities, warrant to purchase Securities or any other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for, Securities or any other equity security of the Company, in each case owned beneficially or otherwise by the undersigned as of the Closing Date or acquired by the undersigned during the Lock-Up Period (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition of, or to enter into any transaction, swap, hedge or other arrangement relating to, any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Financial Advisor in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Offering; provided that, if applicable, no filing under Section 16(a) of the Exchange Act, shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member (for purposes of this Lock-Up Agreement, “family member” means any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be; (e) surrender or forfeiture of Lock-Up Securities or other securities of the Company to the Company to satisfy tax withholding obligations upon exercise or vesting or the exercise price upon a cashless net exercise, in each case, of stock options, equity awards, warrants or other right to acquire Securities expiring during the Lock-Up Period pursuant to the Company’s equity incentive plans; (f) through a “sell to cover” transaction for the purpose of satisfying tax withholding obligations upon the issuance of stock awards or vesting of restricted stock units pursuant to the Company’s equity incentive plans, provided that any filing made pursuant to Section 16(a) of the Exchange Act shall include a footnote noting the circumstances described in this clause and no other public announcement shall be required or voluntarily made in connection with such transfer; (g) by operation of law or pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of a marriage or civil union; or (h) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Securities involving a change of control of the Company that, in each case, has been approved by the Company’s board of directors, provided that all of the undersigned’s Securities subject to the restrictions in this Lock-Up Agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this Lock-Up Agreement, and, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Securities owned by the undersigned shall remain subject to the restrictions contained in this Lock-Up Agreement; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) or (d), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Financial Advisor a lock-up agreement substantially in the form of this Lock-Up Agreement and (iii) no filing, if applicable, under Section 16(a) of the Exchange Act shall be voluntarily made.

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The Financial Advisor agrees that the Financial Advisor will notify the Company of the impending release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities at least three (3) business days before the effective date of any such release or waiver. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

No provision in this Lock-Up Agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Securities as applicable; provided that the terms of this Lock-Up Agreement will apply to the Securities acquired on such exercise, exchange or conversion during the Lock-Up Period. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period).

The undersigned understands that the Company, the Purchasers and the Financial Advisor are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.  This Lock-Up Agreement may not be amended without the prior written consent of the Financial Advisor.

This Lock-Up Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any copy so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The undersigned understands that, if the Purchase Agreement is not executed by June 11, 2026, or if the Purchase Agreement (other than the provisions thereof which survive termination) terminates prior to the initial closing date of the Securities to be sold thereunder, then this Lock-Up Agreement shall be void and of no further force or effect.

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This Lock-Up Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

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